Exhibit 99.2

PartnerRe Ltd.

Financial Supplement

Financial Information

as of December 31, 2009

(unaudited)

The following financial supplement is provided to assist in your understanding of

PartnerRe Ltd.

This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company’s Annual

Report on Form 10-K and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.

Financial Supplement - December 31, 2009

PartnerRe Ltd.

Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.

The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.

Operating Earnings available to Common Shareholders (Operating Earnings), Diluted Operating Earnings per Common Share and Annualized Operating Return on Beginning Common Shareholders’ Equity (Annualized Operating ROE): The Company uses Operating Earnings, Diluted Operating Earnings per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings exclude the impact of net realized and unrealized gains and losses on investments, net of tax, net realized gain on purchase of capital efficient notes, net of tax, and the interest in earnings (losses) of equity investments, net of tax, where the Company does not control the investee companies’ activities, and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings per Common Share using Operating Earnings for the period divided by the weighted average number of common and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Operating Earnings for the period divided by the common shareholders’ equity as of the beginning of the year, adjusted to include the equity issued related to the acquisition of Paris Re. Operating Earnings and Diluted Operating Earnings per Common Share should not be viewed as a substitute for Net Income or Diluted Net Income per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.

Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Book Value excluding NURGL) and Diluted Book Value per Common and Common Share Equivalents Outstanding excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Diluted Book Value excluding NURGL): The Company calculates Book Value excluding NURGL using common shareholders’ equity less net unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates and credit spreads on the unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. The Company calculates Diluted Book Value excluding NURGL using Book Value excluding NURGL divided by the weighted average number of common and common share equivalents outstanding.

Total Capital: The Company calculates total capital as the sum of total shareholders’ equity, long-term debt, senior notes and capital efficient notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.

PartnerRe Ltd.

Consolidated Income Statements

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2009 (A) (1)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	December 31, 2009 (A) (1)	December 31, 2008
Revenues
Gross premiums written	$920,645	$893,714	$846,149	$1,340,380	$752,169	$4,000,888	$4,028,248

Net premiums written	$904,440	$891,547	$844,659	$1,308,058	$752,408	$3,948,704	$3,989,435
Decrease (increase) in unearned premiums	432,115	199,144	(18,530)	(441,608)	231,864	171,121	(61,411)

Net premiums earned	1,336,555	1,090,691	826,129	866,450	984,272	4,119,825	3,928,024
Net investment income	182,000	145,350	135,593	133,127	144,321	596,071	572,964
Net realized and unrealized investment gains (losses)	25,063	330,226	306,536	(70,120)	63,967	591,707	(531,360)
Net realized gain on purchase of capital efficient notes	—	—	—	88,427	—	88,427	—
Other income	5,986	8,385	3,361	4,582	7,946	22,312	10,335

Total revenues	1,549,604	1,574,652	1,271,619	1,022,466	1,200,506	5,418,342	3,979,963

Expenses
Losses and loss expenses and life policy benefits	743,271	574,228	458,898	518,899	718,871	2,295,296	2,609,220
Acquisition costs	271,081	232,475	181,689	199,968	233,660	885,214	898,882
Other operating expenses	146,522	102,224	98,468	83,594	89,053	430,808	365,009
Interest expense	6,657	6,161	6,335	9,146	12,541	28,301	51,228
Amortization of intangible assets	(6,133)	—	—	—	—	(6,133)	—
Net foreign exchange (gains) losses	(4,046)	961	1,202	3,349	(14,041)	1,464	(6,221)

Total expenses	1,157,352	916,049	746,592	814,956	1,040,084	3,634,950	3,918,118

Income before taxes and interest in earnings (losses) of equity investments	392,252	658,603	525,027	207,510	160,422	1,783,392	61,845
Income tax expense	51,892	93,433	56,954	59,812	59,910	262,090	9,705
Interest in earnings (losses) of equity investments	14,000	1,535	6,196	(6,177)	(5,222)	15,552	(5,573)

Net income	$354,360	$566,705	$474,269	$141,521	$95,290	$1,536,854	$46,567

Preferred dividends	$8,631	$8,631	$8,631	$8,631	$8,631	$34,525	$34,525

Operating earnings available to common shareholders	$315,049	$282,064	$179,290	$155,742	$53,931	$932,146	$469,304

Comprehensive income (loss), net of tax	$367,959	$605,974	$512,396	$112,645	$(45,437)	$1,598,973	$(113,914)

Per Share Data:
Earnings per common share:
Basic operating earnings	$3.95	$4.85	$3.17	$2.76	$0.97	$14.85	$8.64
Net realized and unrealized investment gains (losses), net of tax	0.22	4.72	4.94	(1.32)	0.68	7.91	(8.35)
Net realized gain on purchase of capital efficient notes, net of tax	—	—	—	1.00	—	0.91	—
Interest in earnings (losses) of equity investments, net of tax	0.17	0.03	0.12	(0.09)	(0.09)	0.26	(0.07)

Basic net income	$4.34	$9.60	$8.23	$2.35	$1.56	$23.93	$0.22

Weighted average number of common shares outstanding	79,702.2	58,118.2	56,609.8	56,511.2	55,521.6	62,786.2	54,347.1
Diluted operating earnings (1)	$3.87	$4.77	$3.12	$2.72	$0.95	$14.59	$8.43
Net realized and unrealized investment gains (losses), net of tax	0.22	4.64	4.86	(1.30)	0.67	7.78	(8.15)
Net realized gain on purchase of capital efficient notes, net of tax	—	—	—	0.99	—	0.89	—
Interest in earnings (losses) of equity investments, net of tax	0.16	0.03	0.12	(0.09)	(0.09)	0.25	(0.06)

Diluted net income	$4.25	$9.44	$8.10	$2.32	$1.53	$23.51	$0.22

Weighted average number of common and common share equivalents outstanding	81,441.2	59,128.5	57,469.0	57,320.3	56,602.1	63,890.6	55,639.6

(1)	See page 37 for further analysis of Paris Re acquisition related expenses.
(A)	The Company’s results for the three months ended and year ended December 31, 2009 include the results of Paris Re from October 2, 2009, the date of acquisition.

PartnerRe Ltd.

Condensed Consolidated Balance Sheets

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	December 31, 2009 (A)		September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008		December 31, 2007
Assets
Total investments	$15,301,510		$12,285,816		$11,453,886		$10,830,252		$10,886,391		$10,917,341
Funds held - directly managed	2,124,826		—		—		—		—		—
Cash and cash equivalents	738,309		772,250		616,290		571,638		838,280		654,895
Accrued investment income	218,739		167,902		184,925		170,693		169,103		176,386
Reinsurance balances receivable	2,249,181		1,977,265		2,051,940		2,125,796		1,719,694		1,449,702
Funds held by reinsured companies	938,039		851,932		827,457		753,187		786,422		1,083,036
Deferred acquisition costs	614,857		646,341		673,685		659,012		617,121		641,818
Goodwill	455,533		429,519		429,519		429,519		429,519		429,519
Intangible assets	247,269		—		—		—		—		—
Other assets	844,281		628,621		736,369		734,677		832,790		796,799

Total assets	$23,732,544		$17,759,646		$16,974,071		$16,274,774		$16,279,320		$16,149,496

Liabilities
Unpaid losses and loss expenses	$10,811,483		$7,558,318		$7,396,600		$7,393,205		$7,510,666		$7,231,436
Policy benefits for life and annuity contracts	1,615,193		1,580,380		1,546,779		1,421,420		1,432,015		1,541,687
Unearned premiums	1,706,816		1,594,274		1,771,401		1,706,598		1,273,787		1,267,873
Other reinsurance balances payable	426,091		216,537		237,397		217,335		209,007		156,055
Debt obligations	520,989		520,989		520,989		520,989		907,605		877,605
Other liabilities	1,006,245		844,594		733,227		733,160		747,132		753,283

Total liabilities	16,086,817		12,315,092		12,206,393		11,992,707		12,080,212		11,827,939

Total shareholders’ equity	7,645,727		5,444,554		4,767,678		4,282,067		4,199,108		4,321,557

Total liabilities and shareholders’ equity	$23,732,544		$17,759,646		$16,974,071		$16,274,774		$16,279,320		$16,149,496

Shareholders’ Equity Per Common Share (excluding cumulative preferred shares)	$86.29		$84.51		$74.97		$66.49		$65.17		$70.07

Diluted Book Value Per Common and Common Share Equivalents
Outstanding (assuming exercise of all stock-based awards)	$84.51		$83.07		$73.85		$65.55		$63.95		$67.96

Number of Common and Common Share Equivalents Outstanding	84,319.7		59,281.8		57,514.3		57,388.2		57,533.9		55,936.4

Capital Structure:
Long-term debt	$—	—%	$—	—%	$200,000	4%	$200,000	4%	$200,000	4%	$620,000	12%
Senior notes(1)	250,000	3	250,000	4	250,000	5	250,000	5	250,000	5	—	—
Capital efficient notes(2)	63,384	1	63,384	1	63,384	1	63,384	1	250,000	5	250,000	5
6.75% Series C cumulative preferred shares, aggregate liquidation	290,000	4	290,000	5	290,000	6	290,000	6	290,000	6	290,000	6
6.5% Series D cumulative preferred shares, aggregate liquidation	230,000	3	230,000	4	230,000	4	230,000	5	230,000	5	230,000	4
Common shareholders’ equity	7,125,727	89	4,924,554	86	4,247,678	80	3,762,067	79	3,679,108	75	3,801,557	73

Total Capital	$7,959,111	100%	$5,757,938	100%	$5,281,062	100%	$4,795,451	100%	$4,899,108	100%	$5,191,557	100%

(1)	PartnerRe Finance A LLC, the issuer of the senior notes, does not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $250.0 million on its Condensed Consolidated Balance Sheets.
(2)	PartnerRe Finance II, the issuer of the capital efficient notes, does not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $71.0 million for each quarter of 2009 and $257.6 million for all other Condensed Consolidated Balance Sheet dates presented.
(A)	The Company’s results at December 31, 2009 include the results of Paris Re from October 2, 2009, the date of acquisition.

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2009 (A)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	December 31, 2009 (A)	December 31, 2008
Net cash provided by operating activities:
Underwriting operations	$198	$168	$37	$147	$153	$550	$604
Investment income	167	169	136	131	125	603	580
Taxes and foreign exchange	(41)	10	1	(24)	(10)	(54)	(25)

Net cash provided by operating activities	$324	$347	$174	$254	$268	$1,099	$1,159

Net cash provided by operating activities	$324	$347	$174	$254	$268	$1,099	$1,159
Net cash provided by (used in) investing activities (1)	12	(169)	(110)	(180)	(254)	(447)	(944)
Net cash (used in) provided by financing activities (2)	(373)	(30)	(33)	(329)	162	(765)	(2)
Effect of foreign exchange rate changes on cash	3	8	13	(11)	(14)	13	(30)

(Decrease) increase in cash and cash equivalents	(34)	156	44	(266)	162	(100)	183
Cash and cash equivalents - beginning of period	772	616	572	838	676	838	655

Cash and cash equivalents - end of period	$738	$772	$616	$572	$838	$738	$838

(1)	For the three months and the year ended December 31, 2009, net cash provided by (used in) investing activities includes $492 million of cash acquired related to the acquisition of Paris Re.
(2)	For the three months and the year ended December 31, 2009, net cash (used in) provided by financing activities includes $330 million related to the Paris Re share capital repayment.
(A)	The Company’s results for the three months ended and year ended December 31, 2009 include the results of Paris Re from October 2, 2009, the date of acquisition.

PartnerRe Ltd.

Consolidated Statements of Comprehensive Income

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	December 31, 2009 (A)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Net income	$354,360	$566,705	$474,269	$141,521	$95,290

Change in currency translation adjustment	112	40,121	38,922	(31,200)	(128,163)
Change in net unrealized gains or losses on investments, net of tax	7,114	(164)	(9)	1,138	76
Change in unfunded pension obligation, net of tax	6,373	(688)	(786)	1,186	(12,640)

Comprehensive income (loss)	$367,959	$605,974	$512,396	$112,645	$(45,437)

				For the year ended
				December 31, 2009 (A)	December 31, 2008
Net income				$1,536,854	$46,567

Change in currency translation adjustment				47,955	(162,889)
Change in net unrealized gains or losses on investments, net of tax				8,079	15,157
Change in unfunded pension obligation, net of tax				6,085	(12,749)

Comprehensive income (loss)				$1,598,973	$(113,914)

(A)	The Company’s results for the three months ended and year ended December 31, 2009 include the results of Paris Re from October 2, 2009, the date of acquisition.

PartnerRe Ltd.

Segment Information

(in millions of U.S. dollars)

(Unaudited)

	For the three months ended December 31, 2009
	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Paris Re (A)	Total Non-life Segment	Life Segment	Corporate and Other	Total
Gross premiums written	$229	$103	$227	$12	$193	$764	$157	$—	$921
Net premiums written	$229	$103	$225	$12	$178	$747	$157	$—	$904
Decrease in unearned premiums	62	87	38	103	134	424	7	2	433

Net premiums earned	$291	$190	$263	$115	$312	$1,171	$164	$2	$1,337
Losses and loss expenses and life policy benefits	(162)	(99)	(144)	(3)	(208)	(616)	(127)	—	(743)
Acquisition costs	(78)	(47)	(61)	(9)	(46)	(241)	(30)	—	(271)

Technical result	$51	$44	$58	$103	$58	$314	$7	$2	$323
Other income						4	—	2	6
Other operating expenses						(83)	(13)	(51)	(147)

Underwriting result						$235	$(6)	n/a	$182
Net investment income							16	166	182

Allocated underwriting result (1)							$10	n/a	n/a
Net realized and unrealized investment gains								25	25
Interest expense								(7)	(7)
Amortization of intangible assets								6	6
Net foreign exchange gains								4	4
Income tax expense								(52)	(52)
Interest in earnings of equity investments								14	14

Net income								n/a	$354

Loss ratio (2)	55.7%	52.3%	54.6%	3.1%	66.7%	52.7%
Acquisition ratio (3)	26.7	24.7	23.4	7.6	14.7	20.5

Technical ratio (4)	82.4%	77.0%	78.0%	10.7%	81.4%	73.2%
Other operating expense ratio (5)						7.1

Combined ratio (6)						80.3%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.
(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(5)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(6)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.
(A)	The Company’s results for the three months and year ended December 31, 2009 include the results of Paris Re from October 2, 2009, the date of acquisition.

PartnerRe Ltd.

Segment Information

(in millions of U.S. dollars)

(Unaudited)

	For the three months ended December 31, 2008
	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total
Gross premiums written	$223	$123	$252	$23	$621	$130	$1	$752

Net premiums written	$223	$123	$251	$23	$620	$131	$1	$752
Decrease in unearned premiums	38	92	15	79	224	5	3	232

Net premiums earned	$261	$215	$266	$102	$844	$136	$4	$984
Losses and loss expenses and life policy benefits	(202)	(122)	(245)	(34)	(603)	(116)	—	(719)
Acquisition costs	(63)	(51)	(80)	(10)	(204)	(29)	—	(233)

Technical result	$(4)	$42	$(59)	$58	$37	$(9)	$4	$32

Other income					6	—	2	8
Other operating expenses					(56)	(11)	(22)	(89)

Underwriting result					$(13)	$(20)	n/a	$(49)

Net investment income						16	128	144

Allocated underwriting result (1)						$(4)	n/a	n/a

Net realized and unrealized investment gains							64	64
Interest expense							(13)	(13)
Net foreign exchange gains							14	14
Income tax expense							(60)	(60)
Interest in losses of equity investments							(5)	(5)

Net income							n/a	$95

Loss ratio (2)	77.3%	56.6%	92.0%	33.4%	71.3%
Acquisition ratio (3)	24.5	23.8	30.1	9.4	24.3

Technical ratio (4)	101.8%	80.4%	122.1%	42.8%	95.6%
Other operating expense ratio (5)					6.6

Combined ratio (6)					102.2%

PartnerRe Ltd.

Segment Information

(in millions of U.S. dollars)

(Unaudited)

	For the year ended December 31, 2009
	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Paris Re (A)	Total Non-life Segment	Life Segment	Corporate and Other	Total
Gross premiums written	$1,069	$646	$1,102	$388	$193	$3,398	$595	$8	$4,001

Net premiums written	$1,070	$644	$1,071	$388	$178	$3,351	$591	$7	$3,949
Decrease (increase) in unearned premiums	33	24	(34)	17	134	174	(4)	1	171

Net premiums earned	$1,103	$668	$1,037	$405	$312	$3,525	$587	$8	$4,120
Losses and loss expenses and life policy benefits	(660)	(341)	(648)	(1)	(208)	(1,858)	(440)	2	(2,296)
Acquisition costs	(284)	(165)	(245)	(32)	(46)	(772)	(113)	—	(885)

Technical result	$159	$162	$144	$372	$58	$895	$34	$10	$939

Other income						13	2	7	22
Other operating expenses						(253)	(47)	(131)	(431)

Underwriting result						$655	$(11)	n/a	$530

Net investment income							62	534	596

Allocated underwriting result (1)							$51	n/a	n/a

Net realized and unrealized investment gains								591	591
Net realized gain on purchase of capital efficient notes								89	89
Interest expense								(28)	(28)
Amortization of intangible assets								6	6
Net foreign exchange losses								(1)	(1)
Income tax expense								(262)	(262)
Interest in earnings of equity investments								16	16

Net income								n/a	$1,537

Loss ratio (2)	59.8%	51.0%	62.5%	0.3%	66.7%	52.7%
Acquisition ratio (3)	25.8	24.7	23.6	8.0	14.7	21.9

Technical ratio (4)	85.6%	75.7%	86.1%	8.3%	81.4%	74.6%
Other operating expense ratio (5)						7.2

Combined ratio (6)						81.8%

(A)	The Company’s results for the three months and year ended December 31, 2009 include the results of Paris Re from October 2, 2009, the date of acquisition.

PartnerRe Ltd.

Segment Information

(in millions of U.S. dollars)

(Unaudited)

	For the year ended December 31, 2008
	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total
Gross premiums written	$1,072	$769	$1,172	$413	$3,426	$584	$18	$4,028

Net premiums written	$1,064	$765	$1,150	$413	$3,392	$579	$18	$3,989
Decrease (increase) in unearned premiums	24	32	(104)	(10)	(58)	(3)	—	(61)

Net premiums earned	$1,088	$797	$1,046	$403	$3,334	$576	$18	$3,928
Losses and loss expenses and life policy benefits	(812)	(454)	(721)	(144)	(2,131)	(463)	(15)	(2,609)
Acquisition costs	(261)	(198)	(281)	(37)	(777)	(120)	(2)	(899)

Technical result	$15	$145	$44	$222	$426	$(7)	$1	$420

Other income					4	—	6	10
Other operating expenses					(231)	(43)	(91)	(365)

Underwriting result					$199	$(50)	n/a	$65

Net investment income						67	506	573

Allocated underwriting result (1)						$17	n/a	n/a

Net realized and unrealized investment losses							(531)	(531)
Interest expense							(51)	(51)
Net foreign exchange gains							6	6
Income tax expense							(10)	(10)
Interest in losses of equity investments							(5)	(5)

Net income							n/a	$47

Loss ratio (2)	74.6%	56.9%	69.0%	35.8%	63.9%
Acquisition ratio (3)	24.0	24.9	26.8	9.2	23.3

Technical ratio (4)	98.6%	81.8%	95.8%	45.0%	87.2%
Other operating expense ratio (5)					6.9

Combined ratio (6)					94.1%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the three months ended					For the year ended
	December 31, 2009 (A) (B)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	December 31, 2009 (A) (B)	December 31, 2008
Net premiums written	$747	$733	$724	$1,147	$620	$3,351	$3,392
Net premiums earned	$1,171	$926	$703	$724	$844	$3,525	$3,334
Losses and loss expenses	(616)	(459)	(377)	(405)	(603)	(1,858)	(2,131)
Acquisition costs	(241)	(204)	(155)	(172)	(204)	(772)	(777)

Technical result	$314	$263	$171	$147	$37	$895	$426

Other income	4	5	1	3	6	13	4
Other operating expenses	(83)	(61)	(55)	(54)	(56)	(253)	(231)

Underwriting result	$235	$207	$117	$96	$(13)	$655	$199

Loss ratio (1)	52.7%	49.5%	53.6%	55.9%	71.3%	52.7%	63.9%
Acquisition ratio (2)	20.5	22.0	22.0	23.7	24.3	21.9	23.3

Technical ratio (3)	73.2%	71.5%	75.6%	79.6%	95.6%	74.6%	87.2%
Other operating expense ratio (4)	7.1	6.6	7.9	7.4	6.6	7.2	6.9

Combined ratio (5)	80.3%	78.1%	83.5%	87.0%	102.2%	81.8%	94.1%

(1)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(2)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(3)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(4)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(5)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.
(A)	The Company’s results for the three months and year ended December 31, 2009 include the results of Paris Re from October 2, 2009, the date of acquisition.
(B)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2009, net premiums written and net premiums earned include foreign exchange impacts of $11.6 million and $21.7 million, respectively, compared to the three months ended December 31, 2008. For the year ended December 31, 2009, net premiums written and net premiums earned include foreign exchange impacts of $(160.6) million and $(126.8) million, respectively, compared to the year ended December 31, 2008.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

U.S. sub-segment

	For the three months ended					For the year ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008
Net premiums written	$229	$279	$249	$312	$223	$1,070	$1,064

Net premiums earned	$291	$312	$258	$241	$261	$1,103	$1,088

Losses and loss expenses	(162)	(171)	(164)	(162)	(202)	(660)	(812)
Acquisition costs	(78)	(80)	(63)	(63)	(63)	(284)	(261)

Technical result	$51	$61	$31	$16	$(4)	$159	$15

Loss ratio (1)	55.7%	54.9%	63.7%	66.9%	77.3%	59.8%	74.6%
Acquisition ratio (2)	26.7	25.7	24.2	26.2	24.5	25.8	24.0

Technical ratio (3)	82.4%	80.6%	87.9%	93.1%	101.8%	85.6%	98.6%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	40%	35%	39%	45%	40%	40%	45%
Agriculture	34	21	19	15	28	22	23
Property	11	24	20	18	18	18	15
Motor	11	10	7	8	4	9	5
Other	4	10	15	14	10	11	12

Total	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the three months ended					For the year ended
	December 31, 2009 (A)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	December 31, 2009 (A)	December 31, 2008
Net premiums written	$103	$124	$118	$299	$123	$644	$765

Net premiums earned	$190	$160	$161	$157	$215	$668	$797

Losses and loss expenses	(99)	(84)	(83)	(75)	(122)	(341)	(454)
Acquisition costs	(47)	(39)	(38)	(41)	(51)	(165)	(198)

Technical result	$44	$37	$40	$41	$42	$162	$145

Loss ratio (1)	52.3%	52.2%	51.5%	47.9%	56.6%	51.0%	56.9%
Acquisition ratio (2)	24.7	24.5	23.7	26.0	23.8	24.7	24.9

Technical ratio (3)	77.0%	76.7%	75.2%	73.9%	80.4%	75.7%	81.8%

Distribution of Net Premiums Written by Major Lines of Business:
Property	68%	74%	75%	66%	57%	70%	62%
Motor	21	20	18	21	28	20	23
Casualty	11	6	7	13	15	10	15

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2009, net premiums written and net premiums earned include foreign exchange impacts of $4.5 million and $9.1 million, respectively, compared to the three months ended December 31, 2008. For the year ended December 31, 2009, net premiums written and net premiums earned include foreign exchange impacts of $(78.4) million and $(65.8) million, respectively, compared to the year ended December 31, 2008.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the three months ended					For the year ended
	December 31, 2009 (A)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	December 31, 2009 (A)	December 31, 2008
Net premiums written	$225	$283	$232	$331	$251	$1,071	$1,150

Net premiums earned	$263	$295	$232	$247	$266	$1,037	$1,046

Losses and loss expenses	(144)	(195)	(152)	(157)	(245)	(648)	(721)
Acquisition costs	(61)	(73)	(50)	(60)	(80)	(245)	(281)

Technical result	$58	$27	$30	$30	$(59)	$144	$44

Loss ratio (1)	54.6%	66.1%	65.5%	63.6%	92.0%	62.5%	69.0%
Acquisition ratio (2)	23.4	24.8	21.5	24.4	30.1	23.6	26.8

Technical ratio (3)	78.0%	90.9%	87.0%	88.0%	122.1%	86.1%	95.8%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	26%	17%	17%	9%	22%	16%	16%
Credit/Surety	17	15	13	14	22	15	20
Engineering	19	26	17	15	22	19	19
Energy	5	9	6	13	6	9	7
Marine	15	12	19	15	12	15	13
Specialty casualty	7	9	13	17	8	12	13
Specialty property	6	6	8	12	3	8	8
Other	5	6	7	5	5	6	4

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2009, net premiums written and net premiums earned include foreign exchange impacts of $6.7 million and $9.1 million, respectively, compared to the three months ended December 31, 2008. For the year ended December 31, 2009, net premiums written and net premiums earned include foreign exchange impacts of $(64.7) million and $(51.6) million, respectively, compared to the year ended December 31, 2008.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the three months ended					For the year ended
	December 31, 2009 (A)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	December 31, 2009 (A)	December 31, 2008
Net premiums written	$12	$47	$125	$205	$23	$388	$413
Net premiums earned	$115	$159	$52	$79	$102	$405	$403
Losses and loss expenses	(3)	(9)	22	(11)	(34)	(1)	(144)
Acquisition costs	(9)	(12)	(4)	(8)	(10)	(32)	(37)

Technical result	$103	$138	$70	$60	$58	$372	$222

Loss ratio (1)	3.1%	5.6%	(43.0)%	14.1%	33.4%	0.3%	35.8%
Acquisition ratio (2)	7.6	7.4	7.9	9.6	9.4	8.0	9.2

Technical ratio (3)	10.7%	13.0%	(35.1)%	23.7%	42.8%	8.3%	45.0%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2009, net premiums written and net premiums earned include foreign exchange impacts of $0.5 million and $3.5 million, respectively, compared to the three months ended December 31, 2008. For the year ended December 31, 2009, net premiums written and net premiums earned include foreign exchange impacts of $(16.3) million and $(8.2) million, respectively, compared to the year ended December 31, 2008.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Paris Re sub-segment

For the period from October 2, 2009 to December 31, 2009
Net premiums written	$178
Net premiums earned	$312
Losses and loss expenses	(208)
Acquisition costs	(46)

Technical result	$58

Loss ratio (1)	66.7%
Acquisition ratio (2)	14.7

Technical ratio (3)	81.4%

Distribution of Net Premiums Written by Major Lines of Business:
Property	17%
Credit/Surety	15
Motor	14
Marine	11
Specialty property	11
Agriculture	6
Energy	6
Other	20

Total	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life segment

	For the three months ended					For the year ended
	December 31, 2009 (A)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	December 31, 2009 (A)	December 31, 2008
Net premiums written	$157	$157	$116	$160	$131	$591	$579
Net premiums earned	$164	$160	$123	$140	$136	$587	$576
Life policy benefits	(127)	(115)	(85)	(113)	(116)	(440)	(463)
Acquisition costs	(30)	(28)	(27)	(28)	(29)	(113)	(120)

Technical result	$7	$17	$11	$(1)	$(9)	$34	$(7)

Other income	—	—	—	1	—	2	—
Other operating expenses	(13)	(13)	(11)	(10)	(11)	(47)	(43)

Underwriting result	$(6)	$4	$—	$(10)	$(20)	$(11)	$(50)

Net investment income	16	16	15	15	16	62	67

Allocated underwriting result (1)	$10	$20	$15	$5	$(4)	$51	$17

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	76%	79%	80%	86%	86%	80%	86%
Longevity	20	17	15	10	11	16	11
Health	4	4	5	4	3	4	3

Total	100%	100%	100%	100%	100%	100%	100%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.
(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2009, net premiums written and net premiums earned include foreign exchange impacts of $3.8 million and $4.0 million, respectively, compared to the three months ended December 31, 2008. For the year ended December 31, 2009, net premiums written and net premiums earned include foreign exchange impacts of $(60.2) million and $(59.6) million, respectively, compared to the year ended December 31, 2008.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the three months ended					For the year ended
	December 31, 2009 (A)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	December 31, 2009 (A)	December 31, 2008
Technical result	$2	$4	$3	$1	$4	$10	$1
Other income	2	3	2	1	2	7	6
Corporate expenses - acquisition related	(18)	(8)	(10)	—	—	(36)	—
Corporate expenses (1)	(28)	(17)	(19)	(16)	(18)	(81)	(75)
Other operating expenses	(5)	(3)	(3)	(4)	(4)	(14)	(16)
Net investment income	166	129	121	118	128	534	506
Net realized and unrealized investment gains (losses)	25	330	307	(70)	64	591	(531)
Net realized gain on purchase of capital efficient notes	—	—	—	89	—	89	—
Interest expense	(7)	(6)	(6)	(9)	(13)	(28)	(51)
Amortization of intangible assets	6	—	—	—	—	6	—
Net foreign exchange gains (losses)	4	(1)	(2)	(3)	14	(1)	6
Income tax expense	(52)	(93)	(57)	(60)	(60)	(262)	(10)
Interest in earnings (losses) of equity investments	14	2	6	(6)	(5)	16	(5)

(1)	The Company’s corporate expenses for the three months ended and year ended December 31, 2009 include $9 million of corporate expenses related to Paris Re.
(A)	The Company’s results for the three months ended and year ended December 31, 2009 include the results of Paris Re from October 2, 2009, the date of acquisition.

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2009 (A)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	December 31, 2009 (A)	December 31, 2008
Distribution of Net Premiums Written by
Line of Business:
Non-life
Property and casualty
Casualty	11%	12%	13%	14%	14%	12%	15%
Property	14	18	16	19	15	17	16
Motor	8	6	4	6	6	6	6
Multiline and other	1	2	3	3	2	2	3
Specialty
Agriculture	11	9	8	5	10	8	7
Aviation/Space	7	5	5	2	7	5	5
Catastrophe	2	5	15	16	3	10	10
Credit/Surety	8	6	5	5	9	6	7
Engineering	5	8	5	4	7	5	5
Energy	3	3	2	3	2	3	2
Marine	6	4	5	4	4	5	4
Specialty casualty	2	3	3	4	3	3	4
Specialty property	4	2	2	3	1	3	2
Life	18	17	14	12	17	15	14

	100%	100%	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by
Geography:
North America	39%	42%	48%	38%	42%	41%	41%
Europe	41	36	32	49	45	41	46
Latin America, Caribbean and Africa	12	15	9	7	9	10	8
Asia, Australia and New Zealand	8	7	11	6	4	8	5

	100%	100%	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by
Production Source:
Broker	70%	73%	76%	69%	69%	72%	71%
Direct	30	27	24	31	31	28	29

	100%	100%	100%	100%	100%	100%	100%

(A)	The Company’s results for the three months and year ended December 31, 2009 include the results of Paris Re from October 2, 2009, the date of acquisition.

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2009 (A)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	December 31, 2009 (A)	December 31, 2008
Distribution of Gross Premiums Written by Treaty Type
Non-life sub-segment:

U.S.
Non-Proportional	12%	26%	27%	45%	14%	29%	32%
Proportional	88	74	73	55	86	71	68

Total	100%	100%	100%	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	5%	22%	16%	34%	6%	24%	24%
Proportional	95	78	84	66	94	76	76

Total	100%	100%	100%	100%	100%	100%	100%

Global (Non-U.S.) Specialty
Non-Proportional	9%	13%	21%	23%	7%	17%	15%
Proportional	91	87	79	77	93	83	85

Total	100%	100%	100%	100%	100%	100%	100%

Catastrophe
Non-Proportional	92%	98%	97%	99%	96%	98%	97%
Proportional	8	2	3	1	4	2	3

Total	100%	100%	100%	100%	100%	100%	100%

Paris Re
Non-Proportional	48%	n/a %	n/a %	n/a %	n/a %	46%	n/a %
Proportional	52	n/a	n/a	n/a	n/a	54	n/a

Total	100%	n/a %	n/a %	n/a %	n/a %	100%	n/a %

Non-life total
Non-Proportional	20%	25%	35%	45%	12%	33%	32%
Proportional	80	75	65	55	88	67	68

Total	100%	100%	100%	100%	100%	100%	100%

(A)	The Company’s results for the three months and year ended December 31, 2009 include the results of Paris Re from October 2, 2009, the date of acquisition.

PartnerRe Ltd.

Investment Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	December 31, 2009 (1) (A) (B)		September 30, 2009 (1)		June 30, 2009 (1)		March 31, 2009 (1)		December 31, 2008 (1)		December 31, 2007
Investments:
Fixed maturities
U.S. government	$803	5%	$630	5%	$754	6%	$881	8%	$836	7%	$1,217	11%
Government Sponsored Entities (GSEs)	453	3	72	1	68	1	80	1	95	1	328	3
U.S. municipalities	14	—	4	—	4	—	—	—	—	—	—	—
Other foreign governments	3,059	20	3,039	25	3,177	28	2,869	27	2,824	26	2,821	26
Corporates	6,631	43	4,502	37	3,860	34	3,392	31	3,413	31	2,861	26
Mortgage/asset-backed securities	3,183	21	3,005	24	2,894	25	3,058	28	3,014	28	2,272	21

Total fixed maturities	14,143	92	11,252	92	10,757	94	10,280	95	10,182	93	9,499	87
Short-term investments	137	1	49	—	64	—	69	1	117	1	97	1
Equities	796	5	865	7	527	5	426	4	513	5	872	8
Trading securities	—	—	—	—	—	—	—	—	—	—	399	4
Other invested assets	226	2	120	1	106	1	55	—	74	1	50	—

Total investments	$15,302	100%	$12,286	100%	$11,454	100%	$10,830	100%	$10,886	100%	$10,917	100%

Cash and cash equivalents	$738		$772		$616		$572		$838		$655
Total investments and cash	16,040		13,058		12,070		11,402		11,724		11,572

Maturity distribution:
One year or less	$869	6%	$526	5%	$506	5%	$452	4%	$545	5%	$730	7%
More than one year through five years	6,346	45	4,402	39	4,342	40	3,697	36	3,649	35	3,444	36
More than five years through ten years	3,343	23	2,964	26	2,701	25	2,791	27	2,730	27	2,764	29
More than ten years	539	4	404	3	378	3	351	3	361	4	386	4

Subtotal	11,097	78	8,296	73	7,927	73	7,291	70	7,285	71	7,324	76
Mortgage/asset-backed securities	3,183	22	3,005	27	2,894	27	3,058	30	3,014	29	2,272	24

Total	$14,280	100%	$11,301	100%	$10,821	100%	$10,349	100%	$10,299	100%	$9,596	100%

Credit quality by market value:
AAA	50%		51%		58%		62%		62%		65%
AA	10		7		6		6		5		7
A	24		26		21		19		19		12
BBB	12		12		12		10		11		12
Below Investment Grade/Unrated	4		4		3		3		3		4

	100%		100%		100%		100%		100%		100%

Expected average duration	3.1 Yrs		3.0 Yrs		3.0 Yrs		3.0 Yrs		3.1 Yrs		3.9 Yrs
Average yield to maturity at market	3.6%		3.6%		4.3%		4.8%		5.2%		4.7%
Average credit quality	AA		AA		AA		AA		AA		AA

(1)	Effective January 1, 2008, the Company reclassified its fixed maturities, short-term investments and equities from available-for-sale securities to trading securities.
(A)	The Company’s results at December 31, 2009 include the results of Paris Re from October 2, 2009, the date of acquisition.
(B)	Paris Re’s Funds Held - Directly Managed Portfolio is described separately in the following pages and is not reflected here.

PartnerRe Ltd.

Distribution of Corporate Bonds

(Expressed in thousands of U.S. dollars)

(Unaudited)

December 31, 2009

	Fair Value (A)	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and Cash	Largest Single Issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Corporate bonds
Finance	$1,927,907	29.1%	12.0%	1.0%
Consumer noncyclical	854,307	12.9	5.3	0.2
Government guaranteed corporate debt	719,297	10.8	4.5	0.9
Communications	678,552	10.2	4.2	0.8
Utilities	501,040	7.6	3.1	0.1
Catastrophe bonds	429,760	6.5	2.7	0.4
Industrials	379,387	5.7	2.4	0.2
Energy	311,187	4.7	1.9	0.2
Consumer cyclical	264,751	4.0	1.7	0.3
Insurance	201,836	3.0	1.3	0.1
Materials	173,849	2.6	1.1	0.1
Technology	108,590	1.6	0.7	0.1
Real estate investment trusts	76,678	1.2	0.5	0.1
Diversified	4,268	0.1	—	—

Total Corporate bonds	$6,631,409	100.0%	41.4%

Finance sector - Corporate bonds
Banks	$862,264	13.0%	5.4%
Investment banking and brokerage	357,192	5.4	2.2
Financial services	439,163	6.6	2.7
Commercial and consumer finance	223,404	3.4	1.4
Other	45,884	0.7	0.3

Total finance sector - Corporate bonds	$1,927,907	29.1%	12.0%

Credit quality of finance sector - Corporate bonds	AAA	AA	A	BBB	Non-Investment Grade	Total
Banks	$71,886	$279,038	$443,907	$62,768	$4,665	$862,264
Investment banking and brokerage	—	—	350,178	7,014	—	357,192
Financial services	48,100	215,875	147,472	24,663	3,053	439,163
Commercial and consumer finance	—	—	134,002	86,357	3,045	223,404
Other	2,510	9,066	13,024	17,170	4,114	45,884

Total finance sector - Corporate bonds	$122,496	$503,979	$1,088,583	$197,972	$14,877	$1,927,907

% of total	6.3%	26.1%	56.5%	10.3%	0.8%	100.0%

Concentration of investment risk

The Top 10 corporate bond issuers account for 20.4% of the Company’s total corporate bonds. The single largest issuer accounts for 2.7% of the Company’s total corporate bonds.

(A) The Company’s results at December 31, 2009 include the results of Paris Re from October 2, 2009, the date of acquisition.

PartnerRe Ltd.

Distribution of Equities

(Expressed in thousands of U.S. dollars)

(Unaudited)

	December 31, 2009
	Fair Value (A)	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and Cash	Largest Single Issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Equities
Technology	$98,831	15.9%	0.6%	0.2%
Energy	89,115	14.3	0.6	0.2
Finance	83,323	13.4	0.5	0.1
Consumer noncyclical	81,628	13.1	0.5	0.1
Industrials	72,396	11.6	0.5	0.1
Communications	71,706	11.5	0.4	0.1
Consumer cyclical	57,133	9.2	0.3	—
Insurance	32,845	5.3	0.2	0.1
Materials	26,558	4.2	0.2	—
Real estate investment trusts	9,070	1.5	0.1	—
Diversified	391	—	—	—

Total equities	$622,996	100.0%	3.9%

Mutual funds and exchange traded funds (ETFs)
Funds holding fixed income securities	34,993		0.2
Funds and ETFs holding equities	137,550		0.9

Total equities	$795,539		5.0%

Concentration of investment risk

The single largest fund is a Select Sector SPDR Health Care Select index fund, which accounts for 13.4% of the Company’s total equities.

Excluding equity securities held in mutual funds and exchange traded funds, the top 10 common stock issuers account for 26% of the Company’s total equities and the single largest issuer accounts for 4.3% of the Company’s total equities.

(A)	The Company’s results at December 31, 2009 include the results of Paris Re from October 2, 2009, the date of acquisition.

PartnerRe Ltd.

Distribution of Mortgage/Asset-Backed Securities

(Expressed in thousands of U.S. dollars)

(Unaudited)

Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating (A)

	Rating at December 31, 2009
	GNMA	GSEs	AAA	AA	A	BBB	Non-Investment Grade	Total
U.S. Asset-Backed Securities	$—	$—	$269,590	$52,649	$2,567	$105,016	$94,362	$524,184
U.S. Collaterized Mortgage Obligations	—	95,485	21,437	2	1,667	—	6,971	125,562
U.S. Mortgage Backed Securities (MBS)	146,251	1,985,492	436	—	—	—	77,440	2,209,619
U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	523	—	18,560	874	—	19,957
U.S. MBS Interest Only	—	18,135	—	—	—	—	—	18,135

Subtotal U.S. mortgage/asset-backed securities	$146,251	$2,099,112	$291,986	$52,651	$22,794	$105,890	$178,773	$2,897,457

Non-U.S. Asset-Backed Securities	$—	$—	$34,365	$8,708	$—	$—	$—	$43,073
Non-U.S. Collaterized Mortgage Obligations	—	—	214,868	12,084	—	4,082	—	231,034
Non-U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	11,526	—	—	—	—	11,526
Non-U.S. Mortgage Backed Securities	—	—	—	—	—	—	—	—

Subtotal Non-U.S. mortgage/asset-backed securities	$—	$—	$260,759	$20,792	$—	$4,082	$—	$285,633

Total mortgage/asset-backed securities	$146,251	$2,099,112	$552,745	$73,443	$22,794	$109,972	$178,773	$3,183,090

Corporate Securities	—	453,006	—	—	—	—	—	453,006

Total	$146,251	$2,552,118	$552,745	$73,443	$22,794	$109,972	$178,773	$3,636,096

% of total	4.0%	70.2%	15.2%	2.0%	0.7%	3.0%	4.9%	100.0%

(A)	The Company’s results at December 31, 2009 include the results of Paris Re from October 2, 2009, the date of acquisition.

PartnerRe Ltd.

Other Invested Assets including Private Markets and Derivative Exposures

(Expressed in thousands of U.S. dollars)

(Unaudited)

Carrying and Notional Values of Private Markets Investments and Other Invested Assets (A)

	December 31, 2009
	Investments	Fair Value of Derivatives	Carrying Value	Net Notional Amount of Derivatives	Total Net Exposures (1)
Private Markets Investments
Principal Finance - Investments	$25,405	$—	$25,405	$—	$25,405
Principal Finance - Derivative Exposure Assumed	—	(9,401)	(9,401)	246,665	237,264
Insurance-Linked Securities	—	(149)	(149)	48,962	48,813
Strategic Investments	160,131	—	160,131	—	160,131

Total other invested assets - Private Markets Exposure Assumed	185,536	(9,550)	175,986	295,627	471,613
Other Credit Derivatives - Exposure Assumed	—	605	605	5,000	5,605
Other Credit Derivatives - Protection Purchased	—	(2,056)	(2,056)	(192,996)	(195,052)

Other (2)	8,989	42,008	50,997

Total other invested assets	$194,525	$31,007	$225,532

(1)	The total net exposures originated in Private Markets are $1,345 million. In addition to the net exposures listed above of $472 million, the Company has the following other net exposures originated in Private Markets:

- Principal Finance: $368 million of assets listed under Investments - Fixed Maturities and ($17) million of limits on transactions that use reinsurance accounting for a total exposure of $614 milion.

- Insurance-Linked Securities: $472 million of bonds listed under Investments - Fixed Maturities and $49 million of limits on transactions that use reinsurance accounting for a total exposure of $570 million.

- Strategic Investments: ($2) million of futures included in Other and $3 million of assets listed under Cash and Other Assets for a total exposure of $161 million.

(2)	Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.
(A)	The Company’s results at December 31, 2009 include the results of Paris Re from October 2, 2009, the date of acquisition.

PartnerRe Ltd.

Funds Held - Directly Managed Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	December 31, 2009
Investments:
Fixed maturities
U.S. government	$119		6%
Government Sponsored Entities (GSEs)	180		10
U.S. municipalities	1		—
Other foreign governments	548		30
Corporates	900		49
Mortgage/asset-backed securities	18		1

Total fixed maturities	1,766		96
Short-term investments	28		2
Other invested assets	39		2

Total investments	$1,833		100%

Cash and cash equivalents	$146
Total investments and cash	1,979

Accrued investment income	25
Other funds held assets/liabilities	121

Total funds held - directly managed	$2,125

Maturity distribution:
One year or less	$360		20%
More than one year through five years	903		50
More than five years through ten years	423		24
More than ten years	90		5

Subtotal	1,776		99
Mortgage/asset-backed securities	18		1

Total	$1,794		100%

Credit quality by market value:
AAA	38%
AA	26
A	29
BBB	5
Below Investment Grade/Unrated	2

	100%

Expected average duration	3.0	Yrs
Average yield to maturity at market	2.6%
Average credit quality	AA

PartnerRe Ltd.

Distribution of Corporate Bonds

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

	December 31, 2009
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Funds Held - Directly Managed Investments and Cash	Largest Single Issuer as a Percentage of Funds Held - Directly Managed Investments and Cash
Distribution by sector - Corporate bonds
Finance	$402,571	44.7%	20.4%	0.9%
Consumer noncyclical	125,378	13.9	6.3	0.6
Government guaranteed corporate debt	92,958	10.3	4.7	1.7
Utilities	71,528	8.0	3.6	0.3
Communications	46,528	5.2	2.3	0.4
Energy	43,114	4.8	2.2	1.1
Industrials	36,322	4.0	1.8	0.6
Materials	27,407	3.1	1.4	0.3
Consumer cyclical	25,604	2.8	1.3	0.8
Catastrophe bonds	18,000	2.0	0.9	0.9
Technology	5,289	0.6	0.3	0.3
Insurance	2,279	0.3	0.1	0.1
Diversified	1,785	0.2	0.1	0.1
Real estate investment trusts	1,040	0.1	0.1	0.1

Total Corporate bonds	$899,803	100.0%	45.5%

Finance sector - Corporate bonds
Banks	$235,319	26.2%	11.9%
Investment banking and brokerage	53,247	5.9	2.7
Financial services	50,969	5.7	2.6
Commercial and consumer finance	33,633	3.7	1.7
Other	29,403	3.2	1.5

Total finance sector - Corporate bonds	$402,571	44.7%	20.4%

	AAA	AA	A	BBB	Non-Investment Grade	Total
Credit quality of finance sector - Corporate bonds
Banks	$54,053	$92,298	$78,171	$4,995	$5,802	$235,319
Commercial and consumer finance	2,952	18,473	26,466	5,356	—	53,247
Financial services	9,592	29,999	11,378	—	—	50,969
Investment banking and brokerage	17,139	—	16,494	—	—	33,633
Other	29,403	—	—	—	—	29,403

Total finance sector - Corporate bonds	$113,139	$140,770	$132,509	$10,351	$5,802	$402,571

% of total	28.1%	35.0%	32.9%	2.6%	1.4%	100.0%

Concentration of investment risk

The Top 10 corporate bond issuers account for 21.9% of the Company’s total corporate bonds. The single largest issuer accounts for 5.6% of the Company’s total corporate bonds.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2009 (A)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	December 31, 2009 (A)	December 31, 2008
Fixed maturities	$159,436	$138,741	$132,017	$129,135	$134,729	$559,330	$514,751
Short-term investments, cash and cash equivalents	5,916	2,694	1,287	1,902	3,795	11,799	18,884
Equities	3,825	3,408	3,533	3,096	6,534	13,861	29,415
Funds held and other	8,427	8,988	8,001	7,377	7,490	32,793	37,261
Funds held - directly managed	17,766	—	—	—	—	17,766	—
Investment expenses	(13,370)	(8,481)	(9,245)	(8,383)	(8,227)	(39,478)	(27,347)

Net investment income(3)	$182,000	$145,350	$135,593	$133,127	$144,321	$596,071	$572,964

Net realized investment gains (losses) on fixed maturities and short-term investments (1)	$41,693	$35,224	$8,048	$20,284	$12,883	$105,249	$(16,076)
Net realized investment gains (losses) on equities (2)	46,617	11,292	(61,760)	(41,408)	(126,362)	(45,258)	(230,481)
Net realized (losses) gains on other invested assets	(57,675)	(10,057)	15,998	16,308	28,305	(35,426)	358
Change in net unrealized gains (losses) on other invested assets	67,425	(26,906)	37,725	(20,047)	(10,933)	58,196	3,212
Change in net unrealized investment (losses) gains on fixed maturities subject to the fair value option	(60,750)	243,234	186,819	(48,371)	176,067	320,934	(150,860)
Change in net unrealized investment gains (losses) on short-term investments subject to the fair value option	3,489	(898)	(206)	(375)	1,915	2,010	551
Change in net unrealized investment (losses) gains on equities subject to the fair value option (2)	(13,147)	74,384	121,199	3,489	(14,052)	185,925	(144,634)
Net other realized and unrealized investment (losses) gains	(889)	3,953	(1,287)	—	(3,856)	1,777	6,570
Net realized losses and change in net unrealized investment gains on funds held - directly managed subject to the fair value option	(1,700)	—	—	—	—	(1,700)	—

Net realized and unrealized investment gains (losses)	$25,063	$330,226	$306,536	$(70,120)	$63,967	$591,707	$(531,360)

(1)	Net realized investment gains (losses) on fixed maturities and short-term investments includes a $95.1 million write-down of defaulted securities for the year ended December 31, 2008.
(2)	Net realized investment gains on equities includes $18,275 for the three months and year ended December 31, 2009 related to our equity holding in Paris Re prior to October 2, 2009, the date of acquisition. Change in net unrealized investment (losses) gains on equities subject to the fair value option includes a loss and gain of $18,246 for the three months ended December 31, 2009 and September 30, 2009, respectively, related to our equity holding in Paris Re prior to October 2, 2009, the date of acquisition.
(3)	Comparisons of net investment income between periods include the impact of foreign exchange variances. For the three months ended December 31, 2009, net investment income includes foreign exchange impacts of $1.6 million compared to the three months ended December 31, 2008. For the year ended December 31, 2009, net investment income includes foreign exchange impacts of $(20.8) million compared to the year ended December 31, 2008.
(A)	The Company’s results for the three months and year ended December 31, 2009 include the results of Paris Re from October 2, 2009, the date of acquisition.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Losses

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

For the period from October 2, 2009 to December 31, 2009
Fixed maturities	$10,956
Short-term investments, cash and cash equivalents	287
Other	6,934
Investment expenses	(411)

Net investment income	$17,766

Net realized investment losses on fixed maturities and short-term investments	$(2,200)
Change in net unrealized investment gains on fixed maturities	1,920
Change in net unrealized investment losses on equities	(35)
Net other realized and unrealized investment losses	(1,385)

Net realized and unrealized investment losses	$(1,700)

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended					As at and for the year ended
	December 31, 2009 (A)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	December 31, 2009 (A)	December 31, 2008
Reconciliation of beginning and ending liability for unpaid losses and loss expenses:
Gross liability at beginning of period	$7,558,318	$7,396,600	$7,393,205	$7,510,666	$7,484,625	$7,510,666	$7,231,436
Reinsurance recoverable at beginning of period	(123,960)	(126,020)	(128,025)	(125,215)	(125,248)	(125,215)	(132,479)

Net liability at beginning of period	7,434,358	7,270,580	7,265,180	7,385,451	7,359,377	7,385,451	7,098,957
Net liability acquired related to the acquisition of Paris Re	3,176,255	—	—	—	—	3,176,255	—
Net incurred losses related to:
Current year	737,152	581,607	516,512	505,497	670,595	2,340,768	2,564,174
Prior years	(120,531)	(122,786)	(142,909)	(99,583)	(68,080)	(485,809)	(417,936)

	616,621	458,821	373,603	405,914	602,515	1,854,959	2,146,238
Change in reserve agreement(1)	(32,027)	—	—	—	—	(32,027)	—
Net losses paid (2)	(680,618)	(426,582)	(599,585)	(337,094)	(396,595)	(2,043,878)	(1,580,819)
Effects of foreign exchange rate changes	(39,458)	131,539	231,382	(189,091)	(179,846)	134,371	(278,925)

Net liability at end of period	10,475,131	7,434,358	7,270,580	7,265,180	7,385,451	10,475,131	7,385,451
Reinsurance recoverable at end of period	336,352	123,960	126,020	128,025	125,215	336,352	125,215

Gross liability at end of period	$10,811,483	$7,558,318	$7,396,600	$7,393,205	$7,510,666	$10,811,483	$7,510,666

Breakdown of gross liability at end of period:
Case reserves	$4,817,765	$3,293,042	$3,241,898	$3,075,384	$3,107,780	$4,817,765	$3,107,780
Additional case reserves	274,360	270,565	274,225	271,084	311,408	274,360	311,408
Incurred but not reported reserves	5,719,358	3,994,711	3,880,477	4,046,737	4,091,478	5,719,358	4,091,478

Gross liability at end of period	$10,811,483	$7,558,318	$7,396,600	$7,393,205	$7,510,666	$10,811,483	$7,510,666

Breakdown of gross liability at end of period by Non-life sub-segment:
U.S.	$2,793,947	$2,754,789	$2,745,499	$2,859,266	$2,807,091	$2,793,947	$2,807,091
Global (Non-U.S.) P&C	2,230,575	2,290,796	2,232,911	2,157,454	2,291,856	2,230,575	2,291,856
Global (Non-U.S.) Specialty	2,198,621	2,261,162	2,151,115	2,062,985	2,082,290	2,198,621	2,082,290
Catastrophe	230,791	251,571	267,075	313,500	329,429	230,791	329,429
Paris Re	3,357,549	—	—	—	—	3,357,549	—

Gross liability at end of period	$10,811,483	$7,558,318	$7,396,600	$7,393,205	$7,510,666	$10,811,483	$7,510,666

Unrecognized time value of non-life reserves	$1,190,323	$853,155	$882,592	$738,705	$732,982	$1,190,323	$732,982
Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	110.4%	93.0%	160.5%	83.0%	65.8%	110.2%	73.7%
Non-life paid losses to net premiums earned ratio	58.0%	45.9%	85.3%	46.4%	46.8%	57.9%	47.2%

(1)	The change in the reserve agreement is due to favorable development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.
(2)	The increase in paid losses for the three months ended June 30, 2009 compared to other periods is primarily due to the annual statement of account settlement for our U.S. agriculture business written in 2008. The three months ended June 30, 2009 and 2008 contain $157 million and $24 million, respectively, of paid losses related to the settlement of our U.S. agriculture business.
(A)	The Company’s results for the year ended December 31, 2009 include the results of Paris Re from October 2, 2009, the date of acquisition.

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended					As at and for the year ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008
Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,580,380	$1,546,779	$1,421,420	$1,432,015	$1,526,275	$1,432,015	$1,541,687
Reinsurance recoverable at beginning of period	(21,615)	(22,090)	(22,341)	(24,102)	(31,968)	(24,102)	(43,098)

Net liability at beginning of period	1,558,765	1,524,689	1,399,079	1,407,913	1,494,307	1,407,913	1,498,589

Net incurred losses related to:
Current year	131,482	129,161	89,391	105,736	101,945	455,770	438,655
Prior years	(4,831)	(13,754)	(4,097)	7,249	14,411	(15,433)	24,327

	126,651	115,407	85,294	112,985	116,356	440,337	462,982

Net losses paid	(80,316)	(97,087)	(77,158)	(68,527)	(69,260)	(323,088)	(352,438)

Effects of foreign exchange rate changes	(10,372)	15,756	117,474	(53,292)	(133,490)	69,566	(201,220)

Net liability at end of period	1,594,728	1,558,765	1,524,689	1,399,079	1,407,913	1,594,728	1,407,913
Reinsurance recoverable at end of period	20,465	21,615	22,090	22,341	24,102	20,465	24,102

Gross liability at end of period	$1,615,193	$1,580,380	$1,546,779	$1,421,420	$1,432,015	$1,615,193	$1,432,015

PartnerRe Ltd.

Reserve Development

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2009 (A)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	December 31, 2009 (A)	December 31, 2008
Prior year net favorable (adverse) reserve development:

Non-life segment:
U.S.	$47,758	$42,662	$55,693	$21,460	$37,477	$167,573	$91,801
Global (Non-U.S.) P&C	20,019	46,520	35,346	51,812	15,957	153,697	166,034
Global (Non-U.S.) Specialty	41,433	18,386	30,859	24,710	(4,013)	115,389	81,839
Catastrophe	11,321	15,218	21,011	1,601	18,659	49,150	78,262
Paris Re	—	—	—	—	—	—	—

Total Non-life net prior year reserve development	$120,531	$122,786	$142,909	$99,583	$68,080	$485,809	$417,936

Non-life segment:
Net prior year reserve development due to changes in premiums	$(6,266)	$(11,318)	$16,635	$9,874	$(23,445)	$8,925	$(7,460)
Net prior year reserve development due to all other factors (2)	126,797	134,104	126,274	89,709	91,525	476,884	425,396

Total Non-life net prior year reserve development	$120,531	$122,786	$142,909	$99,583	$68,080	$485,809	$417,936

Life segment:
Net prior year reserve development due to GMDB (1)	$4,021	$14,267	$8,017	$(9,817)	$(16,900)	$16,488	$(33,099)
Net prior year reserve development due to all other factors (2)	810	(513)	(3,920)	2,568	2,489	(1,055)	8,772

Total Life net prior year reserve development	$4,831	$13,754	$4,097	$(7,249)	$(14,411)	$15,433	$(24,327)

(1)	The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatilty in certain referenced global equity markets. At December 31, 2009, a 10% increase in the referenced global equity market would have decreased reserves by approximately $8 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $10 million.
(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.
(A)	The Company’s results for the three months and year ended December 31, 2009 include the results of Paris Re from October 2, 2009, the date of acquisition.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars except per share data)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2009 (A)(B) (2)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	December 31, 2009 (A)(C) (2)	December 31, 2008
Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning common shareholders’ equity(1) calculated with net income available to common shareholders	24.4%	60.7%	50.6%	14.4%	9.1%	37.5%	0.3%
Less:
Annualized net realized and unrealized investment gains (losses), net of tax, on beginning common shareholders’ equity(1)	1.2	29.8	30.4	(8.1)	3.9	13.3	(11.9)
Annualized net realized gain on purchase of capital efficient notes, net of tax, on beginning common shareholders’ equity(1)	—	—	—	6.2	—	1.6	—
Interest in earnings (losses) of equity investments, net of tax, on beginning common shareholders’ equity(1)	0.9	0.2	0.7	(0.6)	(0.5)	0.3	(0.1)

Annualized operating return on beginning common shareholders’ equity (1)	22.3%	30.7%	19.5%	16.9%	5.7%	22.3%	12.3%

Net income	$354,360	$566,705	$474,269	$141,521	$95,290	$1,536,854	$46,567
Less:
Net realized and unrealized investment gains (losses), net of tax	17,582	274,360	279,569	(74,478)	37,637	497,031	(453,621)
Net realized gain on purchase of capital efficient notes, net of tax	—	—	—	56,955	—	56,955	—
Interest in earnings (losses) of equity investments, net of tax	13,098	1,650	6,779	(5,329)	(4,909)	16,197	(3,641)
Dividends to preferred shareholders	8,631	8,631	8,631	8,631	8,631	34,525	34,525

Operating earnings available to common shareholders	$315,049	$282,064	$179,290	$155,742	$53,931	$932,146	$469,304

Per diluted share:
Net income	$4.25	$9.44	$8.10	$2.32	$1.53	$23.51	$0.22
Less:
Net realized and unrealized investment gains (losses), net of tax	0.22	4.64	4.86	(1.30)	0.67	7.78	(8.15)
Net realized gain on purchase of capital efficient notes, net of tax	—	—	—	0.99	—	0.89	—
Interest in earnings (losses) of equity investments, net of tax	0.16	0.03	0.12	(0.09)	(0.09)	0.25	(0.06)

Operating earnings	$3.87	$4.77	$3.12	$2.72	$0.95	$14.59	$8.43

(1)	Excluding cumulative preferred shares: 2009 and 2008, $520,000.
(2)	See page 37 for further analysis of Paris Re acquisition related expenses.
(A)	The Company’s results for the three months ended and year ended December 31, 2009 include the results of Paris Re from October 2, 2009, the date of acquisition.
(B)	For the three months ended December 31, 2009, annualized return on beginning common shareholders’ equity is calculated by dividing the results for the three months ended December 31, 2009 by beginning of the year common shareholders’ equity plus the equity issued related to the acquisition of Paris Re of $1,980 million.
(C)	For the year ended December 31, 2009, return on beginning common shareholders’ equity is the summation of the results for the nine months ended September 30, 2009 divided by beginning of the year common shareholders’ equity plus the results for the three months ended December 31, 2009 divided by the common shareholders’ equity as calculated in (B) above.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	December 31, 2009 (A)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	December 31, 2007
Reconciliation of GAAP and non-GAAP measures:

Shareholders’ equity	$7,645,727	$5,444,554	$4,767,678	$4,282,067	$4,199,108	$4,321,557
Less:
6.75% Series C cumulative preferred shares, aggregate liquidation	290,000	290,000	290,000	290,000	290,000	290,000
6.5% Series D cumulative preferred shares, aggregate liquidation	230,000	230,000	230,000	230,000	230,000	230,000

Common shareholders’ equity	7,125,727	4,924,554	4,247,678	3,762,067	3,679,108	3,801,557

Less:
Net unrealized gains (losses) on fixed income securities and funds held - directly managed, net of tax	234,153	287,261	79,341	(110,311)	(35,263)	71,958

Book value excluding net unrealized gains or losses on fixed income securities and funds held - directly managed, net of tax	$6,891,574	$4,637,293	$4,168,337	$3,872,378	$3,714,371	$3,729,599

Divided by:
Number of common and common share equivalents outstanding	84,319.7	59,281.8	57,514.3	57,388.2	57,533.9	55,936.4

Equals:
Diluted book value per common and common share equivalents outstanding, excluding net unrealized gains or losses on fixed income securities and funds held - directly managed, net of tax	$81.73	$78.22	$72.47	$67.48	$64.56	$66.68

(A)	The Company’s results at December 31, 2009 include the results of Paris Re from October 2, 2009, the date of acquisition.

PartnerRe Ltd.

Diluted Book Value per Common Share - Treasury Stock Method (1)

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	December 31, 2009 (A)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	December 31, 2007
Total shareholders’ equity	$7,645,727	$5,444,554	$4,767,678	$4,282,067	$4,199,108	$4,321,557
Less: preferred shares	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)

Common shareholders’ equity	$7,125,727	$4,924,554	$4,247,678	$3,762,067	$3,679,108	$3,801,557
Basic common shares outstanding	82,580.7	58,271.5	56,655.1	56,579.1	56,453.3	54,250.5

Basic book value per common share	$86.29	$84.51	$74.97	$66.49	$65.17	$70.07

Diluted book value per common share
Common shareholders’ equity	$7,125,727	$4,924,554	$4,247,678	$3,762,067	$3,679,108	$3,801,557

Basic common shares outstanding	82,580.7	58,271.5	56,655.1	56,579.1	56,453.3	54,250.5
Add: Stock options and other	3,331.7	2,350.6	2,300.4	2,308.4	2,365.8	3,018.5
Add: Restricted stock units	1,189.1	728.4	731.5	741.7	751.0	680.6
Add: Forward sale contract	—	—	—	—	—	115.4
Less: Stock options and other bought back via treasury stock method	(2,781.8)	(2,068.7)	(2,172.7)	(2,241.0)	(2,036.2)	(2,128.6)

Diluted common and common share equivalents outstanding	84,319.7	59,281.8	57,514.3	57,388.2	57,533.9	55,936.4

Diluted book value per common share	$84.51	$83.07	$73.85	$65.55	$63.95	$67.96

(1)	This method assumes that proceeds received upon exercise of options will be used to repurchase the Company’s common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company’s forward sale contract, if any, are also added to determine the diluted common and common share equivalents outstanding.
(A)	The Company’s results at December 31, 2009 include the results of Paris Re from October 2, 2009, the date of acquisition.

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the three months ended December 31, 2009 (A)		As of and for the year ended December 31, 2009 (A)
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity / diluted book value per common share at beginning of period	$4,925	$83.07	$3,679	$63.95
Technical result	323	3.96	939	14.70
Other operating expenses	(147)	(1.80)	(431)	(6.74)
Net investment income	182	2.23	596	9.33
Amortization of intangible assets	6	0.08	6	0.10
Other, net	3	0.04	(7)	(0.12)
Operating income tax expense	(43)	(0.53)	(136)	(2.14)
Preferred dividends	(9)	(0.11)	(35)	(0.54)

Operating earnings	315	3.87	932	14.59

Net realized and unrealized investment gains, net of tax	18	0.22	497	7.78
Net realized gain on purchase of capital efficient notes, net of tax	—	—	57	0.89
Interest in earnings of equity investments, net of tax	13	0.16	16	0.25

Net income available to common shareholders	346	4.25	1,502	23.51

Common share dividends	(38)	(0.47)	(117)	(1.88)
Change in currency translation adjustment	—	—	48	0.75
Change in other comprehensive income, net of tax	14	0.17	14	0.23
Issuance of common shares	1,879	(1.66)	2,000	(1.59)
Impact of change in number of common and common share equivalents outstanding	n/a	(0.85)	n/a	(0.46)

Common shareholders’ equity / diluted book value per common share at end of period	$7,126	$84.51	$7,126	$84.51

(A)	The Company’s results for the three months and year ended December 31, 2009 include the results of Paris Re from October 2, 2009, the date of acquisition.

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the year ended December 31, 2008		As of and for the year ended December 31, 2007
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity / diluted book value per common share at beginning of period	$3,802	$67.96	$3,266	$56.07
Technical result	420	7.55	845	14.69
Other operating expenses	(365)	(6.56)	(327)	(5.69)
Net investment income	573	10.30	523	9.09
Other, net	(35)	(0.63)	(86)	(1.50)
Operating income tax expense	(89)	(1.61)	(98)	(1.70)
Preferred dividends	(35)	(0.62)	(35)	(0.60)

Operating earnings	469	8.43	822	14.29

Net realized and unrealized investment losses, net of tax (1)	(453)	(8.15)	(56)	(0.98)
Interest in losses of equity investments, net of tax	(4)	(0.06)	(83)	(1.44)

Net income available to common shareholders	12	0.22	683	11.87

Common share dividends	(100)	(1.84)	(96)	(1.72)
Change in currency translation adjustment	(163)	(2.93)	129	2.24
Change in net unrealized gains or losses on investments, net of tax	15	0.27	38	0.66
Issuance (repurchase) of common shares, net	126	(0.42)	(213)	(0.98)
Other, net	(13)	(0.23)	(5)	(0.08)
Impact of change in number of common and common share equivalents outstanding	n/a	0.92	n/a	(0.10)

Common shareholders’ equity / diluted book value per common share at end of period	$3,679	$63.95	$3,802	$67.96

(1)	Effective January 1, 2008, net realized and unrealized investment gains (losses) include both realized and unrealized gains (losses) on investments. Prior to this date, net realized and unrealized investment gains (losses) included realized gains (losses) on investments and other-than-temporary impairment charges.

PartnerRe Ltd.

Pro-forma information - Paris Re

(in millions of U.S. dollars )

(Unaudited)

The following tables show the pro-forma impact on Paris Re’s previously reported gross premiums written and net premiums earned as if Paris Re had adopted PartnerRe’s accounting policies effective January 1, 2008. The adjustments to align Paris Re’s accounting policies to those of PartnerRe related to the recognition of gross premiums written on proportional treaties and the earning of premiums commensurate with the seasonality of the underlying exposure.

	For the three months ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Gross premiums written

Paris Re (as previously reported)	$222,383	$289,461	$667,223	$66,516	$257,985	$309,417	$768,694
Adjustment to PartnerRe methodology	46,904	39,966	(135,352)	94,446	62,115	33,760	(249,588)

Pro-forma PartnerRe gross premiums written	$269,287	$329,427	$531,871	$160,962	$320,100	$343,177	$519,106

Net premiums earned

Paris Re (as previously reported)	$303,515	$278,570	$299,496	$284,973	$352,147	$298,535	$275,248
Adjustment to PartnerRe methodology	51,915	(50,448)	(18,083)	4,494	57,494	(30,058)	4,634

Pro-forma PartnerRe net premiums earned	$355,430	$228,122	$281,413	$289,467	$409,641	$268,477	$279,882

					For the nine months ended September 30, 2009	For the year ended December 31, 2008
Gross premiums written

Paris Re (as previously reported)					$1,179,067	$1,402,612
Adjustment to PartnerRe methodology					(48,482)	(59,267)

Pro-forma PartnerRe gross premiums written					$1,130,585	$1,343,345

Net premiums earned

Paris Re (as previously reported)					$881,581	$1,210,903
Adjustment to PartnerRe methodology					(16,616)	36,564

Pro-forma PartnerRe net premiums earned					$864,965	$1,247,467

PartnerRe Ltd.

Paris Re Acquisition Related Expenses

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

		For the three months ended December 31, 2009	For the year ended December 31, 2009
Acquisition related expenses:
Corporate expenses - acquisition related		$18,029	$36,521
Amortization of intangible assets		(6,133)	(6,133)
Amortization of intangible assets included in acquisition costs (1)		46,410	46,410

Total acquisition related expenses		$58,306	$76,798

Less: Amortization of intangible assets included in acquisition costs		(46,410)	(46,410)

Total acquisition related expenses, excluding those included in acquisition costs		$11,896	$30,388

Divided by:
Weighted average number of common and common share equivalents outstanding		81,441.2	63,890.6

Impact of acquisition related expenses on diluted operating earnings per share, pre-tax		$0.15	$0.48

	Amortization of intangible assets	Amortization of intangible assets included in acquisition costs (1)	Total amortization of intangible assets (3)(4)
Estimated remaining amortization of intangible assets, pre-tax (2):

For the three months ended March 31, 2010	$4,803	$18,201	$23,004
For the three months ended June 30, 2010	7,833	10,388	18,221
For the three months ended September 30, 2010	10,003	4,789	14,792
For the three months ended December 31, 2010	8,822	3,715	12,537

Total for the year ended December 31, 2010	$31,461	$37,093	$68,554
For the year ended December 31, 2011	36,405	8,443	44,848
For the year ended December 31, 2012	31,799	—	31,799
For the year ended December 31, 2013	19,479	—	19,479
For the year ended December 31, 2014 and thereafter	75,239	—	75,239

Total	$194,383	$45,536	$239,919

(1)	A portion of the amortization of intangible assets is included in acquisition costs. Such amount approximates the amount of acquisition costs that would be included for Paris Re had purchase accounting not been applied.
(2)	The estimated amortization of intangible assets is based on estimates of future loss payout and premium earnings patterns. These estimates are continually reviewed and actual results could materially differ from these estimates. Any adjustments will be reflected in the periods in which they are determined.
(3)	Total intangible assets of $247.3 million at December 31, 2009 are recorded gross of a deferred tax benefit of $63.1 million.
(4)	Total intangible assets of $247.3 million at December 31, 2009 includes a $7.4 million intangible asset related to U.S. licenses that is not being amortized.

PartnerRe Ltd.

Pro-forma Condensed Consolidated Balance Sheet at October 2, 2009 (Following Acquisition of Paris Re)

(Expressed in thousands of U.S. dollars or shares)

(Unaudited)

	Pro-forma
	PartnerRe October 2, 2009 (1)(2)	Paris Re October 2, 2009	Consolidated October 2, 2009
Assets
Total investments	$12,172,054	$2,714,765	$14,886,819
Funds held - directly managed	—	2,242,006	2,242,006
Cash and cash equivalents	772,250	492,466	1,264,716
Accrued investment income	167,902	35,007	202,909
Reinsurance balances receivable	1,977,265	583,390	2,560,655
Funds held by reinsured companies	851,932	55,183	907,115
Deferred acquisition costs	646,341	—	646,341
Goodwill	429,519	26,014	455,533
Intangible assets(3)	—	287,546	287,546
Other assets	628,621	245,902	874,523

Total assets	$17,645,884	$6,682,279	$24,328,163

Liabilities
Unpaid losses and loss expenses	$7,558,318	$3,391,344	$10,949,662
Policy benefits for life and annuity contracts	1,580,380	—	1,580,380
Unearned premiums	1,594,274	585,465	2,179,739
Other reinsurance balances payable	216,537	171,362	387,899
Debt obligations	520,989	—	520,989
Other liabilities	844,594	554,368	1,398,962

Total liabilities	12,315,092	4,702,539	17,017,631

Total shareholders’ equity	5,330,792	1,979,740	7,310,532

Total liabilities and shareholders’ equity	$17,645,884	$6,682,279	$24,328,163

(1)	The change in PartnerRe’s total investments, total assets, total shareholders’ equity and total liabilities and shareholders’ equity at October 2, 2009 compared to September 30, 2009 of $113.8 million reflects the equity holding in Paris Re prior to October 2, 2009, the date of acquisition.
(2)	Assumes 100% of acquisition completed on October 2, 2009.
(3)	Total intangible assets of $287.5 million at October 2, 2009 are recorded gross of a deferred tax benefit of $69.6 million.